UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2012

Shire plc
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(Exact name of registrant as specified in its charter)

Jersey, Channel Islands
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(State or other jurisdiction of incorporation)

0-29630                                                  98-0601486
(Commission File Number)                (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin
24, Republic of Ireland
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               +353 1 429 7700
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shire plc announces that Kevin Rakin is stepping down from his position as Regenerative Medicine President and from the Shire Leadership Team, effective November 15, 2012. Jeff Jonas M.D. has been appointed President of Shire’s Regenerative Medicine (RM) business. Jeff will report to Shire Chief Executive, Angus Russell, and will join the Shire Leadership Team.

Shire has issued the press release attached as Exhibit 99.01, which is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is filed herewith:

99.01           Press Release dated November 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC
By:	/s/ A C Russell
	Name:	Angus Russell
	Title:	Chief Executive Officer

Dated: November 15, 2012

EXHIBIT INDEX
Number	Description
99.01	Press release dated November 15, 2012